UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 1
TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 14, 2007

Date of Report (Date of earliest event reported)
Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2100 Roosevelt Avenue
Springfield, Massachusetts
01104

(Address of Principal Executive Offices) (Zip Code)
(800) 331-0852

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Amendment No. 1 to Form 8-K of Smith & Wesson Holding Corporation (the “Company”) amends the Company’s Form 8-K dated June 14, 2007, originally filed with the Securities and Exchange Commission on June 15, 2007 (the “Original Filing”). The Company is filing this amendment to include as Exhibit 99.2 a transcript of its conference call held on June 14, 2007. This Amendment No. 1 continues to speak as of the date of the Original Filing, and the Company has not updated the disclosures contained therein to reflect any events that occurred at a date subsequent to the filing of the Original Filing.
Item 2.02. Results of Operations and Financial Condition.
     The registrant is furnishing this Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a press release released on June 14, 2007, and a telephone conference call held on that date. The press release is included as Exhibit 99.1 and the transcript of the conference call is included as Exhibit 99.2 to this Report on Form 8-K.
     The information in this Report on Form 8-K (including the exhibits) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.
     The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.
     The text included with this Report on Form 8-K is available on the registrant’s website located at www.smith-wesson.com, although the registrant reserves the right to discontinue that availability at any time.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.

(d)	Exhibits.

Exhibit
Number	Exhibits

99.1*	Press release from Smith & Wesson Holding Corporation, dated June 14, 2007, entitled “Smith & Wesson Holding Corporation Posts Record Annual Revenues and Earnings”

99.2	Transcript of conference call held on June 14, 2007

*	Previously filed.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: June 18, 2007	By:	/s/ John A. Kelly
John A. Kelly
Chief Financial Officer

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EXHIBIT INDEX

99.1*	Press release from Smith & Wesson Holding Corporation, dated June 14, 2007, entitled “Smith & Wesson Holding Corporation Posts Record Annual Revenues and Earnings”

99.2	Transcript of conference call held on June 14, 2007

*	Previously filed.